Exhibit 99.1

NASDAQ: LIVX THE GLOBAL LIVE MUSIC LIFESTYLE MEDIA BRAND FOR ALL SCREENS

SAFE HARBOR

The information in this presentation is provided to you by LiveXLive Media, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to identifying, acquiring, securing and developing content, ability to attract and retain users, successfully implementing the Company's and Slacker's growth strategy, including relating to their technology platforms and applications, management's relationships with industry stakeholders, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company's 10-K, filed with the Securities and Exchange Commission on June 29, 2018 (the "SEC") and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of November 14, 2018. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

LIVEXLIVE MEDIA

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LIVEXLIVE IS THE WORLD’S LEADING PREMIUM STREAMING PLATFORM DEVOTED TO LIVE MUSIC, INTERNET RADIO AND MUSIC - RELATED VIDEO CONTENT 3

WORLD CLASS MANAGEMENT TEAM



Robert Ellin – *Chairman and Chief Executive Officer*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, & prior public company experience as Executive Chairman of Mandalay Digital Group



Mike Bebel – *EVP, Corp. Development and Rights Mgmt.*

More than 20 years of digital music, operating, and senior leadership experience at Nokia, Mix Radio, Microsoft, and others



Matt Baxter – *Head of Content*

Extensive experience in Original Programming, including video production, editorial strategy, branded entertainment, and content distribution



Jonathan Anastas – *Chief Marketing Officer*

Delivered award-winning marketing campaigns across Entertainment, Gaming, Music, Automotive and Action Sports; delivering subscribers, revenue and engagement



Michael Zemetra – *Chief Financial Officer*

Built and led financial organizations across multi-billion-dollar companies, former Vice President of Finance at J2 Global, and previously the SVP and Chief Accounting Officer at Demand Media



Doug Schaer – *Chief Operating Officer*

Experienced business strategist specializing in franchise asset development in entertainment and sports



Tad Ro – *Head of Product*

Deep expertise in product management, design, UX/UI, digital media strategies and developing interactive, multimedia entertainment products across Web, Mobile, VOD and wireless OTT platforms



Alex Brough – *Sales and Brand Partnerships*

Developed and integrated advertising solutions on behalf of national brands across audio, video, digital, social, mobile, and event platforms

OPERATING TEAM WITH DEEP INDUSTRY EXPERIENCE AND RELATIONSHIPS

LIVEXLIVE MEDIA

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5 DISTINGUISHED AND EXPERIENCED BOARD OF DIRECTORS Jerry Gold – Chief Strategy Officer and Director Former Executive Vice President and CFO of Warner Music Group with prior experience at Ernst & Young Former President of Clear Channel Media and Interpublic Group Tim Spengler – Independent Director Craig L. Foster - Independent Director Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc. Jay Krigsman - Independent Director Executive Vice President and Asset Manager of The Krausz Companies Steven Bornstein Former CEO of ESPN and NFL Network Jason Flom CEO of Lava Records Chris McGurk Former COO of MGM and Universal Pictures Hank Neuberger Lead Producer of Coachella, Lollapalooza Jules Haimovitz Former President of Viacom and Founder of Showtime Roger Werner Former CEO and President of ESPN and Speedvision, SUPPORTED BY A STRONG SUITE OF FORMAL ADVISORS

6 Click the above image to view the video SIZZLE REEL

FESTIVAL GROWTH TO REVENUE GROWTH – LIVE NATION CASE STUDY 7 Source: Live Nation, Sentieo, Thomson Reuters Sample Live Nation Festival Footprint: 4k 5k 6k 8k 9k 7k 0 10 20 40 50 30 2017 2012 2011 2013 2014 2015 2016 Q1/2010 Q3/2010 Q1/2011 Q3/2011 Q1/2012 Q3/2012 Q1/2013 Q3/2013 Q1/2014 Q3/2014 Q1/2015 Q3/2015 Q1/2016 Q3/2016 Q1/2017 Q3/2017 Q2/2010 Q4/2010 Q2/2011 Q4/2011 Q2/2012 Q4/2012 Q2/2013 Q4/2013 Q2/2014 Q4/2014 Q2/2015 Q4/2015 Q2/2016 Q4/2016 Q2/2017 Q4/2017

8 Key Macro Drivers

SIGNIFICANT UNMET DEMAND FOR NEW WAYS TO EXPERIENCE LIVE MUSIC 9 GROWTH OF MOBILE DESIRE FOR PREMIUM CONTENT LOVE OF LIVE MUSIC ACCEPTANCE OF LIVE STREAMING OVER 2.5 BILLION SMARTPHONE USERS GLOBALLY IN 2018 32M PEOPLE ATTEND AT LEAST ONE MUSIC FESTIVAL IN THE U.S. ANNUALLY 51% OF U.S. ATTENDED A LIVE MUSIC EVENT IN 2015 SUBSCRIBERS: 137 MILLION NETFLIX 87 MILLION SPOTIFY 5 0 MILLION APPLE MUSIC USERS WATCH LIVE VIDEO 3X LONGER AND COMMENT 10 TIMES MORE THAN RECORDED FOOTAGE 2014 2020 Source: BBC, Billboard, Emarketer, Facebook Live, Forbes, the Verge, Statista 2014 2.9 Billion 1.6 Billion

PREMIUM SERVICES AND ADVERTISING DOLLARS ARE GOING THROUGH A FUNDAMENTAL SHIFT NOT A WINNER TAKE ALL MARKET – THERE WILL BE MULTIPLE WINNERS IN THE MEDIA STREAMING ECOSYSTEM PAY FOR PREMIUM SERVICES 1 SUBSCRIBE TO MULTIPLE SERVICES 2 Digital music revenue by source Used Multiple Music Apps for Streaming September 2016 57% 39% 18 - 34 35+ APP 10 Permanent Downloads Subscription Streaming Ad-Support Streaming Mobile Personalization & Other Permanent Downloads Subscription Streaming Ad-Support Streaming Mobile Personalization & Other 67% 19% 8% 6% 28% 39% 11% 21% 2013 2017 +400 MILLION GLOBAL OTT VIDEO PAID SUBSCRIBERS IN 2017 176 MILLION GLOBAL MUSIC PAID SUBSCRIBERS IN 2017 64% OF INTERNET USERS GLOBALLY USE A MUSIC STREAMING SERVICE Source: Fluent: Facing the Music, Nielsen, eMarketer, MiDia, Wall Street Research, Statista DIGITAL MUSIC REVENUE BY SOURCE 3

2016 2020 POSITIONED AT THE CENTER OF THREE EXPLODING SECTORS 11 Source: IBISWorld, PWC U.S. LIVE MUSIC GLOBAL DIGITAL MUSIC STREAMING GLOBAL OTT/STREAMING $ 28.0B $29.5B $30.3 b $19.6 b 2020 2016 $11.1B $5.4B 2020 2016

KEY LIVEXLIVE KPI TRACKING YTD

Fiscal Year Goal: 27+ festivals, 500+ hours of content

Festival Livestreams

40M+
Live Streams (YTD)

16
Music Festivals (YTD)

350+
Artists Streamed (YTD)

Reach & Platforms

125+
Countries Reached by Live Music Streaming

585k+
Paid Subscribers

1M+
Monthly Active Users

Original Content

285+
Hours of Live Music

180+
Original short-form content pieces developed for the LXL platform and channels
- Artist Profiles
- Artist Interviews
- Field shot segments
- Pilots
- VODs

Note: LIVX's fiscal year ends March 31st |
YTD progress denotes 3/31/2018 – 11/15/2018

LIVEXLIVE MEDIA

LIVX CONTENT LiveXLive Content

CONTENT: 2018 FESTIVAL LINEUP 14 OVER 2,000 MUSIC FESTIVALS WORLDWIDE PRESENTS SIGNIFICANT OPPORT UNITY 27 FESTIVAL FOOTPRINT X 8 HOURS OF CONTENT PER DAY X 3 DAYS PER FESTIVAL = SEVERAL HUNDRED HOURS OF LIVE AAA CONTENT, MAKING LIVEXLIVE MEDIA THE LARGEST LIVE MUSIC STREAMING COMPANY 1 SUMMER OF MUSIC FESTIVALS Bringing music fans over 80 days of the best in live –all summer long!

2018 POTENTIAL STREAMING LINEUP – 2x YoY Social Reach

DEMI LOVATO | BRUNO MARS | LIL WAYNE | DAVID GUETTA | KE$HA |
BIG SEAN | TIËSTO | KENDRICK LAMAR | CARDI B | HARDWELL |
AVENGED SEVENFOLD | MUSE | RICK ROSS | LORDE | ZEDD | J. COLE |
FOO FIGHTERS | THE CHAINSMOKERS | DJ KHALED | PEARL JAM | AFROJACK |
WAKA FLOCKA FLAME | A$AP ROCKY | FRENCH MONTANA | THE KILLERS |
TYLER, THE CREATOR | MARTIN GARRIX | THIRTY SECONDS TO MARS |
ARMIN VAN BUUREN | POST MALONE | GORILLAZ | MARSHMELLO | TRAVIS SCOTT |
LIL PUMP | LIL UZI VERT | MARILYN MANSON | MIGOS | FEARNE COTTON |
21 SAVAGE | DJ SNAKE | THE SCRIPT | BULLET FOR MY VALENTINE | DIPLO |
ARCTIC MONKEYS | ALESSO | MAJOR LAZER | RAE SREMMURD |
BUGZY MALONE | XXXTENTACION | KODAK BLACK | W&W | ZARA LARSSON | JACK JOHNSON |
MUMFORD & SONS | THE OFFSPRING | SCHOOLBOY Q | ZIGGY MARLEY | ALICE IN CHAINS |
KYGO | AXWELL ^ INGROSSO | YOUNG THUG | LIONEL RICHIE |

YouTube

TOTAL SOCIAL FOLLOWING INCREASED TO 2.2 BILLION FROM 1.1 BILLION

*THIS SAMPLE LINEUP PROVIDES AN ILLUSTRATION OF THE SIZE OF OUR OPPORTUNITY USING ONLY A HANDFUL OF TOP FESTIVALS.

LIVEXLIVE MEDIA

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DISTRIBUTION: A GLOBAL STREAMING SERVICE 16 LIVEXLIVE STREAMS IN OVER 125 COUNTRIES WORLDWIDE Streams LiveXLive content

CONTENT: INSOMNIAC 17  The global thought leader in Dance Music, inclusive of EDM  400+ festivals, concerts and club nights during 25 year history  4+ million event attendees across US, China, Brazil, Mexico, Japan and UK  EDC Las Vegas is the largest multi - day festival in North America with more than 400,000 attendees  In partnership with Live Nation  1 st company - wide partnership agreement  LiveXLive has secured 5 - year, exclusive , global digital broadcast rights across all Insomniac events, including up to 20 festivals and 100 events annually  Rights include Electric Daisy Carnival ( EDC )  Will establish Insomniac Channel across LiveXLive and Slacker platforms  Broadcast mediums to included streaming, VOD, AR, VR, theatrical, and select audio

1 SUMMER OF MUSIC FESTIVALS Bringing music fans over 80 days of the best in live –all summer long! CONTENT SUMMARY Recent Festivals Streamed by LiveXLive CONTENT: 3 FESTIVALS STREAMED SIMULTANEOUSLY 18 DISTRIBUTION PARTNERS VIEWS OVERVIEW – MAY 18 - 20, 2018 STREAMED 3 MAJOR MUSIC FESTIVALS 3 DAYS OF PERFORMANCES 60+ HOURS OF LIVE CONTENT AVERAGE SESSION LENGTH OF 11.5 MINUTES 125 ARTISTS STREAMED ACROSS 11 STAGES FILMED 15+ ORIGINAL PROGRAMMING PILOTS 14+ MILLION (AS COMPARED TO 6.5 MILLION VIEWS FOR ROCK IN RIO IN 2017) SELECT ARTISTS STREAMED AVENGED SEVENFOLD | THE CHAINSMOKERS | DIPLO | FOSTER THE PEOPLE | KASKADE | TIESTO | THE KILLERS | STONE SOUR | STONE TEMPLE PILOTS 3 MAJOR MUSIC FESTIVALS LARGE ONLINE PRESENCE CROSS PLATFORM POTENTIAL SOCIAL REACH (INCLUDING ARTISTS AND PARTNER POSTS): 25 MILLION PEOPLE SUPPORTED PLATFORMS LIVEXLIVE DROVE 500,000 IMPRESSIONS TO SLACKER RADIO

OUR SECRET SAUCE & DISTRIBUTION PLATFORM 19 Our Production & Distribution Platform

PLATFORM: AUDIO AND VIDEO STREAMING MUSIC SERVICES COME TOGETHER 20 SERVICES COMBINE RECORDED MUSIC, LIVE MUSIC, AUDIO AND VIDEO INCLUDING THE U.S, MUSIC LIBRARIES OF: CAR DISTRIBUTION TO 85 DIFFERENT AUTOMOBILES, INCLUDING TESLAS 300+ CURATED, INTERACTIVE MUSIC STATIONS WITH FULLY INTERACTIVE MUSIC, ABC NEWS & EXCLUSIVE AGREEMENT WITH ESPN CONTENT LIBRARY OF OVER 13M SONGS AND OVER 55B PLAYS TO DATE SIGNIFICANT TECHNOLOGY ADVANTAGES ADDING VIDEO TO SLACKER’S AUDI O INFRASTRUCTURE COMBINED MUSIC DIVISION AND ON AIR TALENT, OFFERING SPECIAL CUST OM CHANNELS FOR CONCERT TOURS AND FESTIVALS

MARKETING AND DISTRIBUTION: OVERVIEW LAUNCHED LIVEXLIVE APPS 2018 DEVICES / VEHICLES / OPERATING SYSTEMS SUPPORTED CARRIER 21

MARKETING: ENGAGEMENT DRIVEN BY INFLUENCERS AND PERFORMING ARTISTS 22 JOHANNES BARTL KING BACH JUSTIN ROBERTS JAKE PAUL AMANDA CERNY ALICIA KEYS RIHANNA MAROON 5 METALLICA RED HOT CHILI PEPPERS INFLUENCERS ARTISTS DEMI LOVATO AT ROCK IN RIO, STREAMED BY LXL LXL INFLUENCER, JAKE PAUL, EARNING OVER 1M YOUTUBE VIEWS Demi Lovato – Sober 4,832,608 views Demi Lovato - Sober 4,832,608 views

LIVEZONE: THE SPORTSCENTER OF LIVE MUSIC 23 Only platform for music fans to watch, listen, experience, discuss, deliberate and enjoy live music and entertainment on a daily basis • On Location / Live Reports / Music Updates • Variety of Rich Content and Entertainment News Programs • Live Chat for Higher Audience Engagement • Powerful Platform for Brands and Sponsors to Extend Their Audience Reach to via Advertising and Partnerships IN - HOUSE PRODUCTION • LiveXLive’s Production Capabilities Include Top - tier Broadcast Facilities, Seasoned Executive Producers, and Best in Class Crew. • LiveXLive can Produce Premium Live Events for $20k per Hour Compared To Industry Comps at $500k per Hour Today

24 Monetization Strategy

MONETIZATION AND SERVICES 25 ADVERTISERS INTEGRATED MARKETING DATA DISTRIBUTION REVENUE SUBSCRIPTIONS IN CHANNEL PURCHASES TRANSACTIONS

SELECT FINANCIALS

- Full year March 31, 2019 guidance - Revenue - $37.5M - $45.0M and Adj Op Income (Loss) * ($10.0M) - ($12.0M)



$37.5M - $45.0M
+450% projected YOY Revenue growth
$0.2M
$7.1M
$7.6M
$8.0M
FY 2017
FY 2018
Q1'19 A
Q2'19 A
FY 2019 FC
($3.1M)
$(6.1M)
($4.6M)
($3.6M)
($10.0M) – ($12.0M)
Revenue
Adj Op Income (Loss)

* Adj. Operating income (loss) – see definition on next slide

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SELECT FINANCIALS (USD $ in Millions) Six Months Ended September 30 th , 2018 Revenue $15.6 Adjusted Operating Income (Loss) 1 ( $8.2) (USD $ in Millions) As of September 30 , 2018 Cash & Cash Equivalents $ 14.1 Total Debt 2 $ 14.0 Total Stockholder’s Equity $24.5 Shares Outstanding 3 51,969,385 Fully Diluted Shares Outstanding 4 58,620,429 • LiveXLive successfully closed a private placement in June 2018, raising $10.0M in net proceeds by issuing $10.64M of senior convertible debentures, convertible at $10/share 1 Adj . Operating income (loss), a non - GAAP term, is o perating income (loss) before (a) non - cash GAAP purchase accounting adjustments for certain deferred rev . & costs, (b) prof . fees attributable to acquisition activity, (c) employee severance payments and 3 rd party prof . fees attributable to acquisition & corp . realignment activities, (d) non - recurring rev . assoc . with (reserves for) certain legal settlements of acquired companies prior to acquisition date, and (e) charges pertaining to the shutdown of LXL Tickets, depreciation and amortization (incl . goodwill impairment), & certain stock - based comp . expense 2 C omposed of senior secured and unsecured convertible notes, net of discounts 3 As of 9/30/ 2018 4 Per Form 10 - Q filed on November 14 th , 2018, this number includes 167,363 warrants outstanding, 5,086,668 options outstanding and 1,397,013 shares issuable underl yin g the Company’s unsecured convertible notes 27

 World class management team with deep experience in media brand building and music  More live streamed festivals, concerts, and special events:  2018 lineup increased to 27 festivals and over 50 events globally  300+ streaming radio channels integrated with LiveXLive via Slacker acquisition:  Slacker’s net subscribers increased from 447,000 at March 31 st to 489,000 at June 30 th to 549,000 as of September 30, 2018  Editorial team and daily news reporting to build authority across LiveXLive platform  A diverse slate of original and acquired programs  LXL streaming artists reached more than 360 million fans since May 2018  Multifaceted monetization strategy including subscription, advertising, sponsorship, D2C commerce  Industry leading music industry and distribution relationships, including: 28 KEY TAKEAWAYS

CETX 29 C E T X Stock Price (11/12/ 18): $4.22 Market Cap (11/12/ 18): $219M Average Daily Volume: 51,706 Shares Outstanding: 52.0M Fiscal Year End: March 31 Top Institutional Shareholders: Fidelity Rho Capital Partners Sandor Advisors Primary Investments Robert Ellin (CEO) News Releases September 28 2018 LiveXLive Media Business Milestone Update: Company Surpasses 35 Million Festival Livestreams in Four Months; Exceeds 540,000 Paid Subscribers September 28 2018 Slacker Radio Debuts 'Shoudout' App On The Digital Music Platform's 'Pop Remix' Channel September 18, 2018 This Weekend: LiveXLive to Livestream the Life is Beautiful Festival Globally, Excluding the United States September 12, 2018 LiveXLive To Livestream Rolling Loud Festival Live From Oakland, CA On Sept. 15 & Sept. 16 September 11, 2018 LiveXLive And Life is Beautiful Music & Art Festival Sign Exclusive Multi - Year Non - US Distribution And Content Production Partnership September 5 , 2018 LiveXLive Signs Exclusive Livestreaming Agreement With Rolling Loud, The World's Largest Hip - Hop Festival Brand August 28, 2018 LiveXLive to Livestream Bumbershoot Festival Labor Day Weekend August 14, 2018 LiveXLive Media Announces Record Results for First Quarter 2019 June 31, 2018 LiveXLive's Summer of Streaming Continues with HARD Summer Music Festival 2018 This Weekend July 24, 2018 LiveXLive Media Announces Business Milestone Update: Exceeds 25 Million Festival Livestreams In 2018 CAPITAL MARKETS Stock NASDAQ: LIVX 29

30 INVESTOR RELATIONS CONTACT: BLUESHIRT GROUP IR@LIVEXLIVE.COM